UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________

Date of Report (Date of earliest event reported): August 5, 2014 (August 4, 2014)

ADVANCED CANNABIS SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	20-8096131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4445 Northpark Drive, Suite 102 Colorado Springs, CO	(719) 590-1414
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (719) 590-1414

(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Arthur S. Marcus, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway – 32nd Floor
New York, NY 10006
(212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth in Item 5.02 is incorporated by reference into this Item 1.01.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 5.02 is incorporated by reference into this Item 3.02.

The shares of Common Stock issued to Infinity Capital, LLC in connection with the Feinsod Agreement (as defined below in Item 5.02) will not be registered under the Securities Act and will be issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder.  Certificates representing these shares will contain a legend stating the restrictions applicable to such shares.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 4, 2014 the board of directors (the “Board”) of Advanced Cannabis Solutions, Inc. (the “Company”) appointed Mr. Michael Feinsod as a member of the Board and Executive Chairman of the Board.

There is no family relationship between Mr. Feinsod and any of our other officers and directors.  There are no understandings or arrangements between Mr. Feinsod and any other person pursuant to which Mr. Feinsod was appointed as director.  Set forth below is the biographical information on Mr. Feinsod required by Item 401 of Regulation S-K.

Michael Feinsod

Mr. Feinsod is the Managing Member of Infinity Capital, LLC, an investment management company he founded in 1999.  From 2006 through 2013, he served in various executive positions at Ameritrans Capital Corporation, a business development company.  Mr. Feinsod served as a director of Ameritrans Capital from December 2005 until July 2013 and served as a director of its subsidiary, Elk Associates Funding Corporation, from December 2005 until April 2013.  In April 2013, in connection with a settlement agreement, the United States Small Business Administration, was appointed as the receiver of Elk Associates Funding Corporation. Mr. Feinsod served as an investment analyst and portfolio manager at Mark Boyar & Company, Inc., a broker-dealer.  He is admitted to practice law in New York and served as an associate in the Corporate Law Department of Paul, Hastings, Janofsky & Walker LLP.  Mr. Feinsod holds a J.D. from Fordham University School of Law and a B.A. from George Washington University.

In consideration for serving as Executive Chairman of the Board and as a member of the Board and pursuant to the terms of the Executive of Board and Director Agreement between the Company and Mr. Feinsod dated August 4, 2014 (the “Feinsod Agreement”), the Board approved the issuance of 200,000 shares of the Company’s common stock, with a par value of $0.01 per share  (the “Common Stock”) to Infinity Capital, LLC (an entity controlled by Mr. Feinsod) upon execution of the Feinsod Agreement.  The Board also approved the terms of the Feinsod Agreement that require: (i) the issuance of 1,000,000 shares of Common Stock to Infinity Capital, LLC upon the uplisting of the Company’s Common Stock, (ii) the issuance of 150,000 shares of Common Stock to Infinity Capital, LLC on August 4, 2015 provided that Mr. Feinsod remains a member of the Board on that date, and (iii) the issuance of 150,000 shares of Common Stock to Infinity Capital, LLC on August 4, 2016 provided that Mr. Feinsod remains a member of the Board on that date.  In addition, the Feinsod Agreement requires the issuance of a number of shares of Common Stock to Infinity Capital, LLC equal to 10% of any new issuance not to exceed 600,000 shares of Common Stock in the aggregate during the time that Mr. Feinsod remains a member of the Board (the “New Issuance Allowance”).  Under the terms of the Feinsod Agreement, the New Issuance Allowance will not be triggered upon issuances relating to convertible securities existing as of the date hereof.  For illustrative purposes, if the Company issues 7,000,000 new shares of Common Stock, then the New Issuance Allowance issued to Infinity Capital, LLC would be capped at 600,000 shares of Common Stock pursuant to the terms of the Feinsod Agreement.

The foregoing description of the principal terms of the Feinsod Agreement is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the Feinsod Agreement attached hereto as Exhibit 10.1, which is incorporated herein by this reference.

ITEM 7.01	REGULATION FD DISCLOSURE

On August 4, 2014, the Company issued a press release relating to the Feinsod Agreement and other information currently available about the Company.  A copy of the press release issued by the Company is attached hereto and incorporated by reference in its entirety as Exhibit 99.1.

The information contained in this Item 7.01 of the Company’s Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Executive of Board and Director Agreement between the Company and Michael Feinsod dated August 4, 2014

99.1	Press Release dated August 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 5, 2014

ADVANCED CANNABIS SOLUTIONS, INC.

By:	/s/ Robert L. Frichtel
Name: Robert L. Frichtel
Title: Chief Executive Officer